Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,170,103
Realized Trading Gain (Loss) on Short-Term Investments	(2,261,434)
Unrealized Gain (Loss) on Market Value of Futures	2,346,971
Dividend Income	2,379
Interest Income	212
ETF Transaction Fees	350
Total Income (Loss)	$6,258,581

Expenses
Management Fees	$72,934
Professional Fees	13,975
Brokerage Commissions	5,113
Directors' Fees and insurance	2,382
Total Expenses	$94,404
Net Income (Loss)	$6,164,177

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/20	$107,720,009
Withdrawals (100,000 Shares)	(3,101,118)
Net Income (Loss)	6,164,177

Net Asset Value End of Month	$110,783,068
Net Asset Value Per Share (3,400,000 Shares)	$32.58

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2020

Statement of Income (Loss)
Income
Unrealized Gain (Loss) on Market Value of Futures	$930,175
Dividend Income	1,315
Interest Income	27
ETF Transaction Fees	3,500
Total Income (Loss)	$935,017

Expenses
Management Fees	$31,116
Professional Fees	8,850
Brokerage Commissions	648
Directors' Fees and insurance	2,417
Total Expenses	43,031
Expense Waiver	(4,734)
Net Expenses	$38,297
Net Income (Loss)	$896,720

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/20	$36,096,944
Additions (1,300,000 Shares)	28,170,040
Net Income (Loss)	896,720

Net Asset Value End of Month	$65,163,704
Net Asset Value Per Share (3,000,000 Shares)	$21.72

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,170,103
Realized Trading Gain (Loss) on Short-Term Investments	(2,261,434)
Unrealized Gain (Loss) on Market Value of Futures	3,277,146
Dividend Income	3,694
Interest Income	239
ETF Transaction Fees	3,850
Total Income (Loss)	$7,193,598

Expenses
Management Fees	$104,050
Professional Fees	22,825
Brokerage Commissions	5,761
Directors' Fees and insurance	4,799
Total Expenses	137,435
Expense Waiver	(4,734)
Net Expenses	$132,701
Net Income (Loss)	$7,060,897

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/20	$143,816,953
Additions (1,300,000 Shares)	28,170,040
Withdrawals (100,000 Shares)	(3,101,118)
Net Income (Loss)	7,060,897

Net Asset Value End of Month	$175,946,772

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596